Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

14.Commitments and Contingencies

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff.  The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company’s current and past business operations.

Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company’s results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect, individually or in the aggregate, on the Company’s financial condition.